SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2003

                                    SYMS CORP
                                    ---------
         (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                                   ----------
         (State or other Jurisdiction of Incorporation)

       1-8546                                           22-2465228
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(Commission File Number)                      (IRS Employer Identification No.)

 Syms Way, Secaucus, NJ                                   07094
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(Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code (201) 902-9600

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         (Former Name or Former Address, if Changed Since Last Report )

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number  Description
--------------  -----------
99.1            Press Release of Syms Corp, dated September 26, 2003

Item 12. Results of Operation and Financial Condition

     On September 26, 2003, the Company issued a press release regarding its results of operations for the fiscal quarter ended August 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SYMS CORP
                                         (Registrant)

                                         By: /s/ Antone F. Moreira
                                            --------------------------------
                                            Name:  Antone F. Moreira
                                            Title: Vice President, Chief
                                                    Financial Officer

Date: September 29, 2003

Exhibit Number    Description
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99.1              Press Release of Syms Corp, dated September 26, 2003

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